Independent Accountants’ Report on Applying Agreed-Upon Procedures

DriveTime Automotive Group, Inc.

DT Acceptance Corporation (together, the “Company”)

Deutsche Bank Securities Inc.

Citigroup Global Markets Inc.

Guggenheim Securities, LLC

Wells Fargo Securities, LLC

(collectively, with the Company, the “Specified Parties”)

Re: DT Auto Owner Trust 2016-2, Asset-Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a pool of automobile retail installment sale contracts which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “Loans” means auto loans secured by used automobiles, light duty trucks, vans and minivans.

•	The phrase “Data File” means an electronic data file, prepared and provided to us by the Company on March 7, 2016, containing certain information related to 23,393 Loans and their related attributes as of February 29, 2016. The Company is responsible for the Data File.

•	The phrase “Selected Loans” means a sample of 150 Loans that we selected randomly from the Data File, as instructed by the Company. A listing of the Selected Loans is attached hereto as Exhibit A.

DT Auto Owner Trust 2016-2, Asset-Backed Notes

March 16, 2016

•	The phrase “Loan File Documents” means some or all of the following documents: Installment Sale Contract, Modification Agreement, “Customer Note Inquiry” screen print, Interest Rate Buydown Letter, Proof of Change of Residency, Borrower’s Driver License, Certificate of Title, Title Application, Lessor’s Report of Sale, Vintek Lien and Title Information Report, Lien Entry Form, Lien Holders Release Forms, Credit Application, Agreement to Provide Insurance, and/or Proof of Insurance. The Loan File Documents, maintained and furnished to us by the Company, were represented by the Company to be either the original Loan File Documents, a copy of the original Loan File Documents, and/or electronic records contained within the Company’s servicing system. We make no representation regarding the validity or accuracy of these documents or the execution of the Installment Sale Contract or Modification Agreement by the borrower. The Company is responsible for the Loan File Documents.

I.	The Selected Loans

At the request of the Specified Parties, we performed the following procedures with respect to the Selected Loans. For each of the Selected Loans, we compared the attributes listed below to the corresponding information appearing on or derived from a copy of the applicable Loan File Documents.

The Specified Parties indicated that the absence of any of the Loan File Documents noted below or the inability to agree the indicated information from the Data File to the applicable Loan File Documents for each of the attributes identified constituted an exception. The Loan File Documents are listed in the order of priority until such attribute was compared.

Attribute	Loan File Document(s)

Borrower Name	Installment Sale Contract

Original Amount Financed	Installment Sale Contract, Modification Agreement, or “Customer Note Inquiry” screen print

Recomputed Original Term	Installment Sale Contract and instructions provided by the Company described below

Scheduled Monthly Payment	Installment Sale Contract or Interest Rate Buydown Letter

Annual Percentage Rate (“APR”)	Installment Sale Contract or Interest Rate Buydown Letter

New vs. Used	Installment Sale Contract

Origination Date	Installment Sale Contract

First Payment Date	Installment Sale Contract

Original Maturity Date	Installment Sale Contract or Modification Agreement

Borrowers State	Installment Sale Contract, Proof of Change of Residency, or Borrower’s Driver License

DT Auto Owner Trust 2016-2, Asset-Backed Notes

March 16, 2016

Legal Owner or Lien Holder Name	Certificate of Title, Title Application, Lessor’s Report of Sale, or Vintek Lien and Title Information Report

Presence of Credit Application	Credit Application

Presence of Certificate of Title	Certificate of Title, Title Application, Lien Entry Form, Lien Holders Release Forms or Vintek Lien and Title Information Report

Presence of Agreement to Provide Insurance	Agreement to Provide Insurance or Proof of Insurance

Presence of Truth-in-Lending Disclosure Statement	Installment Sale Contract

We were instructed by the Company to recompute the Original Term (the “Recomputed Original Term”) using the First Payment Date appearing on the Installment Sale Contract and the Original Maturity Date appearing on the Installment Sale Contract or Modification Agreement. We compared the Recomputed Original Term to the corresponding information appearing on the Data File.

For procedures performed related to the Presence of Credit Application, Presence of Certificate of Title, Presence of Agreement to Provide Insurance, and Presence of Truth-in-Lending Disclosure Statement, we performed no procedures related to the validity of such Loan File Documents.

The information regarding the Selected Loans was found to be in agreement with the respective information on the Loan File Documents, except as noted in Exhibit B. There were no conclusions that resulted from the procedures.

We were not engaged to, and did not, conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information indicated in the Data File or provided by the Company, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Loans or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons and recomputations described herein, (ii) the reliability or accuracy of the Data File, the Loan File Documents, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

DT Auto Owner Trust 2016-2, Asset-Backed Notes

March 16, 2016

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of DriveTime Automotive Group, Inc., DT Acceptance Corporation, Deutsche Bank Securities, Inc., Citigroup Global Markets, Inc., Guggenheim Securities, LLC and Wells Fargo Securities, LLC. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

March 16, 2016

THE PAGE THAT FOLLOWS CONSTITUTES EXHIBIT A.

Exhibit A
The Selected Loans

Selected Loan #	Loan #	Selected Loan #	Loan #	Selected Loan #	Loan #
1	103012946201	51	119004398501	101	115007982301
2	103013840801	52	108015947901	102	173000244801
3	103014782502	53	108016032201	103	173000341401
4	103014896901	54	119008566301	104	173000356801
5	103015021701	55	119008660201	105	173000383201
6	103015142401	56	119008810301	106	173000474701
7	103015172601	57	119008909901	107	119008511301
8	103015660201	58	124001082101	108	119008691701
9	103015461501	59	124001117901	109	177000048301
10	103015642901	60	131000634301	110	119008798201
11	103015955301	61	132000679201	111	119008969601
12	103015950001	62	131000486201	112	119007738701
13	103016037601	63	112011208201	113	119008305601
14	104016463802	64	133002177401	114	123002371201
15	104017395301	65	112011316501	115	119008751601
16	104017350601	66	133002394101	116	119008842701
17	104017392701	67	133002408001	117	131000630501
18	104017438101	68	133002014901	118	124000423901
19	104017410501	69	108015558303	119	133002277201
20	104017619301	70	108015788901	120	133002351401
21	104017723801	71	133002339801	121	131000554601
22	104017649401	72	137002018401	122	131000634601
23	104017738401	73	137002086701	123	137000139901
24	105013308101	74	110004105501	124	132000591701
25	105013649801	75	137002235601	125	132000641701
26	106014445701	76	138002023601	126	137001880601
27	106013880101	77	138002071501	127	137002101801
28	107004803901	78	138001644501	128	133002079601
29	107005106202	79	112011380501	129	137002239601
30	106014419101	80	138001984901	130	142001116101
31	106014434301	81	138002191401	131	142001250601
32	107005619301	82	142001068802	132	138001857801
33	107005711501	83	138002166701	133	142001386801
34	108015613802	84	112011407001	134	138002057601
35	107005796301	85	112011433101	135	142001593901
36	108015723901	86	142000941801	136	166000175401
37	108015734601	87	142001116002	137	142001448401
38	108015648501	88	112011507801	138	166000395801
39	110004007801	89	114008509901	139	153000302802
40	108015657301	90	142001461701	140	167000168701
41	112010791301	91	115008329001	141	153000551001
42	112011071101	92	153000670801	142	153000661501
43	112011112902	93	153000693201	143	153000746901
44	112011248901	94	114006814101	144	173000233802
45	112011472401	95	115008529801	145	173000398002
46	112011480701	96	115008610301	146	173000639701
47	112011586401	97	166000334501	147	177000054201
48	114008634002	98	119007841401	148	177000114701
49	115008353201	99	173000130201	149	173000658501
50	115008393601	100	119008037501	150	173000691801

THE PAGE THAT FOLLOWS CONSTITUTES EXHIBIT B.

Exhibit B Exception List

Selected Loan #	Loan #	Attribute	Per Loan File Document(s)
75	137002235601	Presence of Agreement to Provide Insurance	Proof of Insurance in Co-Borrower’s Name